UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549 FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 29, 2008
TRANSATLANTIC HOLDINGS, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-10545 (Commission File Number)	13-3355897 (IRS Employer Identification No.)
	80 Pine Street, New York, New York (Address of Principal Executive Offices)	10005 (Zip Code)
	Registrant's telephone number, including area code:	(212) 770-2000
NONE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.             Regulation FD Disclosure

On September 29, 2008, Transatlantic Holdings, Inc. (the “Company”) issued a press release announcing that a Special Committee of its independent directors is evaluating proposals received from American International Group, Inc. (“AIG”) relating to the possible disposition of, or other transactions involving, AIG’s 59% common stock interest in the Company as well as any related business combination transactions involving the Company’s outstanding shares.  The Special Committee is comprised of the Company’s lead independent director, Richard S. Press, and directors John Foos and William J. Poutsiaka.  The Special Committee has retained Lazard as its financial advisor and Fried, Frank, Harris, Shriver & Jacobson LLP as its legal advisor.  Potter Anderson & Corroon LLP is acting as Delaware counsel to the Special Committee.  The text of the press release is being furnished and is not filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01              Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1           Press release of Transatlantic Holdings, Inc., dated September 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSATLANTIC HOLDINGS, INC. (Registrant)
Date: September 29, 2008	By:	/s/ Gary A. Schwartz
		Name:	Gary A. Schwartz
		Title:	Senior Vice President, General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Transatlantic Holdings, Inc., dated September 29, 2008.